         SEMIANNUAL REPORT    JUNE 30, 2001

Prudential
Short-Term Corporate Bond Fund, Inc./
Income Portfolio

Fund Type  Taxable bond

Objective High current income consistent with the preservation of principal

                     (GRAPHIC)

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Prudential Short-Term Corporate Bond Fund, Inc./Income Portfolio (the Fund) seeks high current income consistent with the preservation of principal. The Fund invests primarily in investment-grade corporate debt obligations and debt obligations issued by the U.S. government and government-related entities that mature in six years or less. There are special risks, as well as potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 6/30/01

   96.9%  U.S. Corporate Bonds
    2.0   U.S. Treasury Notes
    1.1   Cash & Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 6/30/01

    2.0%  U.S. Government & Agency
    5.6   AA
   32.9   A
   54.1   BBB
    3.6   BB
    0.7   CC
    1.1   Cash & Equivalents

Ten Largest Issuers

Expressed as a percentage of
net assets as of 6/30/01

  3.1%  Sears Roebuck Acceptance Corp.

  2.6   PaineWebber Group, Inc.

  2.6   General Motors Acceptance Corp.

  2.5   Capital One Bank

  2.2   Northrop Grumman Corp.

  2.1   International Paper Co.

  2.1   Limestone Electron Trust

  2.1   Niagara Mohawk Power Corp.

  2.1   Verizon Global Fund Corp.

  2.1   Ford Motor Credit Co.

Holdings are subject to change.

           www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1             As of 6/30/01

                   Six    One     Five       Ten             Since
                 Months   Year   Years      Years          Inception2
Class A          4.44%    9.56%  36.21%  89.06% (87.89)  122.89% (116.81)
Class B          4.10     8.92   32.24        N/A             55.18
Class C          4.10     8.92   32.25        N/A             47.07
Class Z          4.47     9.83    N/A         N/A             32.55
Lipper Short/Int.
Inv. Grade
Debt Fund Avg.3  3.64     9.18   34.55       89.23             ***

Average Annual Total Returns1        As of 6/30/01

                One       Five           Ten            Since
               Year       Years         Years         Inception2
Class A        6.00%      5.67%     6.22% (6.16)     6.71% (6.46)
Class B        5.92       5.75           N/A             5.27
Class C        6.83       5.54           N/A             5.59
Class Z        9.83        N/A           N/A             6.41

Distributions and Yields1          As of 6/30/01

                   Total Distributions              30-Day
                   Paid for Six Months            SEC Yield
Class A                  $0.32                      5.39%
Class B                  $0.29                      5.07
Class C                  $0.29                      5.02
Class Z                  $0.33                      5.82

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1%, and 1% for four years. Approximately five years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 9/1/89; Class B, 12/9/92; Class C,
8/1/94; and Class Z, 12/16/96.

3 Lipper average returns are unmanaged, and are based on the average return of all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper Short/Intermediate
Investment Grade Debt Fund category. The Funds in the Lipper
Short/Intermediate Investment Grade Debt Fund category invest at least
65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

***Lipper Since Inception returns are 119.02% for Class A, 63.67% for Class B, 51.95% for Class C, and 29.59% for Class Z, based on all funds in each share class.
                                          1

(LOGO)                 August 14, 2001

DEAR SHAREHOLDER,
The overall bond market generated strong results during the first half of the year, especially when compared to the continued weakness in the stock market. The Prudential Short-Term Corporate Bond Fund participated in this rally, producing a solid performance for its shareholders. Over the six months ended June 30, 2001, the Fund's Class A shares returned 4.44%, which is 1.05% for investors subject to the Class A shares' initial sales charge. For the same period, the Fund's benchmark Lipper Average returned 3.64%.

After the longest economic expansion in the nation's history, data indicated that the U.S. economy was quickly retrenching toward the end of 2000. With increasing signs that the economy could be headed for a recession--defined as at least two consecutive quarters of decline in a nation's gross domestic product--the Federal Reserve (the Fed) repeatedly cut short-term interest rates in an attempt to reverse the economic slowdown. By mid-year, the Fed had lowered interest rates on six separate occasions. As yields fell, bond prices rose--since yields and bond prices move in opposite directions.

In the short run, we see mixed signals for the economy. Rather than overanalyze these economic factors, we believe investors should remain focused on their long-term goals. In addition, we encourage you to work with your Prudential financial professional, so that your investment portfolio continues to reflect your needs. On the following pages, we review the performance of the bond market and the Fund in greater detail.

Sincerely,

David R. Odenath, Jr., President
Prudential Short-Term Corporate Bond Fund, Inc./Income Portfolio

Prudential Short-Term Corporate Bond Fund, Inc.  Income Portfolio

         Semiannual Report  June 30, 2001

INVESTMENT ADVISER'S REPORT

In our last report to shareholders, we explained that economic growth was slowing and that there was an increased probability of a pending recession. The most significant signs of moderation included weak production numbers, higher weekly unemployment claims, and lower consumer confidence. This type of data caused Fed Chairman Alan Greenspan to indicate that the Fed was shifting to an easing from a tightening bias.

Ultimately, the Fed moved decisively in an attempt to ward off a recession during the six-month reporting period. The Fed's actions began with an unexpected 50 basis point cut on January 3, 2001. (A basis point is one one-hundredth of a percent.) This was followed by five additional reductions by the end of June 2001. All told, the Fed lowered rates 275 basis points in less than six months. To put this in perspective, during the 1990-1991 recession, it took the Fed 17 months to lower rates a comparable amount.

During most of the period, U.S. bond prices rose as the interest rate cuts created a favorable environment for fixed-income securities. Growing demand for bonds as investors fled the faltering stock market was also a positive for the debt securities market.

CAPTURING THE REBOUND IN THE CORPORATE MARKET
Last year prices of certain corporate securities reached distressed levels. Rising interest rates, expectations for a weaker economy, and questionable business models by some corporate issuers resulted in sharply lower bond prices and higher defaults in some sectors of the fixed-income market.

However, when the Fed changed course and started lowering interest rates in 2001, it injected a great deal of confidence into the financial system. This triggered a dramatic rebound in corporate bond prices in general, and in lower-rated corporate bonds in particular.

Prudential Short-Term Corporate Bond Fund, Inc.  Income Portfolio

          Semiannual Report  June 30, 2001

We were able to participate in this corporate bond resurgence, and over the reporting period the Fund outperformed its Lipper benchmark. A major factor behind this result was our positioning and the active management of our corporate bond holdings.

For example, during the reporting period there was a record issuance of corporate bonds--approximately $350 billion. This high volume of new securities, coupled with the weak economy, forced issuers to offer premium yields to generate interest in their bonds. We took advantage of this by reducing our exposure to U.S. Treasury securities and cash, and redeploying those assets into newly issued investment-grade corporate bonds. We also rotated out of our lower-coupon corporate bonds into new issues that offered higher yields.

STRATEGICALLY ENHANCING RETURNS
The Fund's credit-quality strategy also contributed to its outperformance of its Lipper benchmark for the reporting period. Throughout the six months we continued to emphasize BBB-rated securities. This proved beneficial, as the lower tiers of the investment-grade bond market outperformed their higher-quality counterparts. We also selectively added exposure to high-yield (also known as "junk") bonds. This also aided returns, as our high-yield holdings rebounded sharply during the reporting period.

Our holdings in the telecommunications sector also enhanced results.
This area of the market had been particularly weak, as pricing and profit concerns led to steep price declines. However, through extensive credit analysis, we were able to identify several telecom securities with solid fundamentals that have since performed very well for the Fund.

               www.prudential.com  (800) 225-1852

TROUBLE IN CALIFORNIA
One area that did not meet our expectations was our holding in the utility company Southern California Edison. The energy crisis in California has been well-documented, and several utilities in the state have performed very poorly. This is due to rising demand, limited capacity, and the fact that these utilities have been forced to purchase excess power on the extremely expensive spot market.
Since Southern California Edison has not been able to pass along these extra costs to consumers, the company has incurred extensive losses.

LOOKING AHEAD
We remain optimistic about the prospects for the corporate bond market going forward. As we look toward the remainder of the year, we believe the Fed's aggressive monetary stimulus actions and the soon-to-be distributed tax rebate checks should yield positive results for the economy.

Should the economy revive in the second half of the year, as we believe it will, corporate issuers could be even better positioned to meet their debt obligations. In this environment, we would expect relatively lower-rated corporate bonds to outperform higher-rated issues. Under those circumstances, we expect to continue to overweight the BBB sector of the market going forward.

Prudential Short-Term Corporate Bond Fund Management Team

Prudential Short-Term Corporate Bond Fund, Inc.  Income Portfolio

            Semiannual Report  June 30, 2001

Financial

  Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited)

                Principal
Moody's         Amount
Rating*         (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.0%
Corporate Bonds  87.0%
                                 Abbott Laboratories,
Aa3               $1,000         5.625%, 7/1/06                          $      995,800
                                 Abitibi-Consolidated, Inc.,
Baa3                 500         8.30%, 8/1/05                                  525,887
                                 Alcoa, Inc.,
A1                 2,000         5.875%, 6/1/06                               1,998,440
                                 American Home Products Corp.,
A3                 1,000         6.25%, 3/15/06                               1,002,400
                                 AOL Time Warner, Inc.,
Baa1               2,000         6.125%, 4/15/06                              1,994,380
                                 Aon Corp., Senior Note,
A3                 1,000         8.65%, 5/15/05                               1,068,910
                                 Arizona Public Service Co.,
Baa1                 650         7.625%, 8/1/05                                 676,338
                                 AT&T Wireless Services, Inc., Senior
                                  Note,
Baa2               2,000         7.35%, 3/1/06                                2,043,700
                                 Bombardier Capital, Inc.,
                                  Medium Term Note,
A3                 1,000         7.30%, 12/15/02                              1,028,350
                                 Cendant Corp.,
Baa1               2,000         7.75%, 12/1/03                               2,042,300
                                 Coca-Cola Enterprises, Inc.,
A2                 1,200         6.625%, 8/1/04                               1,244,172
                                 Delhaize America, Inc.,
Baa3               1,000         7.375%, 4/15/06                              1,021,310
                                 Delta Air Lines, Inc.,
Baa3               1,000         6.65%, 3/15/04                                 975,320
                                 Deutsche Telekom International
                                  Finance,
A3                 1,000         7.75%, 6/15/05                               1,044,760
                                 Dominion Fiber Ventures LLC, Senior
                                  Note,
Baa2               1,000         7.05%, 3/15/05                               1,014,310
                                 Dominion Resources, Inc., Senior
                                  Note,
Baa1                 400         6.00%, 1/31/03                                 403,276
                                 Duke Energy Field Services LLC,
Baa2               1,000         7.50%, 8/16/05                               1,037,490

    See Notes to Financial Statements                                      7

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating*         (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Duke Realty L.P.,
Baa1              $  270         7.30%, 6/30/03                          $      277,850
                                 East Coast Power LLC, Senior Note,
Baa3                 872         6.737%, 3/31/08                                859,503
                                 Entergy Louisiana, Inc.,
Baa2               1,000(a)      8.50%, 6/1/03                                1,049,955
                                 EOP Operating L.P.,
Baa1               1,000         7.375%, 11/15/03                             1,037,020
                                 Ford Motor Credit Co.,
A2                 2,000         6.625%, 6/30/03                              2,049,760
                                 Fort James Corp.,
Baa3               1,500         6.70%, 11/15/03                              1,502,325
                                 Fortune Brands, Inc.,
A2                   600         7.125%, 11/1/04                                613,859
                                 France Telecom,
A3                   500         7.20%, 3/1/06                                  515,005
                                 General Motors Acceptance Corp.,
A2                 2,500         5.95%, 3/14/03                               2,524,600
                                 Goldman Sachs Group L.P.,
A1                 1,000         6.25%, 2/1/03                                1,014,688
                                 Harrahs Operating, Inc., Senior Note,
Baa3                 400         7.125%, 6/1/07                                 396,353
                                 Hartford Financial Services Group
                                  Inc.,
                                  Senior Note,
A2                 1,000         7.75%, 6/15/05                               1,060,000
                                 HCA Healthcare Co.,
Ba1                1,000         7.125%, 6/1/06                                 987,500
                                 Heller Financial, Inc.,
A3                 1,000         6.00%, 3/19/04                               1,010,530
                                 Household Finance Corp.,
                                  Medium Term Note,
A2                 1,000         6.125%, 7/15/02                              1,013,970
                                 Ingersoll Rand Co.,
A3                 1,000         5.80%, 6/1/04                                1,002,970
                                 International Paper Co.,
Baa1               2,000         8.00%, 7/8/03                                2,092,262

    8                                      See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating*         (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 ITT Corp.,
Ba1               $1,000         6.75%, 11/15/03                         $    1,003,420
                                 Kellogg Co.,
Baa2               2,000         6.00%, 4/1/06                                1,969,420
                                 Keyspan Corp.,
A3                 1,000         7.25%, 11/15/05                              1,045,060
                                 Lehman Brothers Holdings, Inc.,
A2                 1,500         6.625%, 4/1/04                               1,544,970
                                 Limestone Electron Trust, Senior
                                  Note,
Baa3               2,000         8.625%, 3/15/03                              2,075,200
                                 Litton Industries, Inc.,
Baa3               2,000         6.05%, 4/15/03                               2,006,900
                                 Mirant Americas Generation, Inc.,
                                  Senior Note,
Baa3               1,000         7.625%, 5/1/06                               1,011,050
                                 Niagara Mohawk Power Corp.,
Baa2               2,000         7.375%, 8/1/03                               2,060,000
                                 Nisource Finance Corp.,
Baa2                 900         5.75%, 4/15/03                                 904,581
                                 Nortel Networks Ltd.,
A2                   500         6.125%, 2/15/06                                428,160
                                 Northrop Grumman Corp.,
Baa3               2,000         8.625%, 10/15/04                             2,135,520
                                 Nova Chemicals Corp.,
Baa2               1,000         7.00%, 5/15/06                                 996,029
                                 Occidental Petroleum Corp., Senior
                                  Note,
Baa3               1,000         7.65%, 2/15/06                               1,057,030
                                 Osprey Trust, Senior Note,
Baa2               1,500         7.797%, 1/15/03                              1,531,716
                                 PaineWebber Group, Inc.,
                                  Medium Term Note,
Aa1                2,500         7.015%, 2/10/04                              2,601,500
                                 Phillips Petroleum Co.,
Baa2                 371         6.65%, 3/1/03                                  380,086
Baa2               1,000         8.50%, 5/25/05                               1,083,850
                                 Pinnacle One Partners L.P., Senior
                                  Note,
Ba1                1,000         8.83%, 8/15/04                               1,023,520

    See Notes to Financial Statements                                      9

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating*         (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Progress Energy, Inc., Senior Note,
Baa1              $  500         6.55%, 3/1/04                           $      509,640
                                 Qwest Capital Funding, Inc.,
Baa1               1,000         7.75%, 8/15/06                               1,049,320
                                 Raytheon Co.,
Baa3               1,000         7.90%, 3/1/03                                1,028,120
                                 Rio Tinto Finance Ltd.,
Aa3                1,000         5.75%, 7/3/06                                  990,000
                                 Royal KPN NV,
Baa2               2,000         7.50%, 10/1/05                               1,982,220
                                 Sears Roebuck Acceptance Corp.,
                                  Medium Term Note,
A3                 3,000         6.38%, 10/7/02                               3,050,310
                                 South Carolina Electric & Gas Co.,
A1                 1,000         7.50%, 6/15/05                               1,055,780
                                 Southern California Edison Co.,
Caa2               1,000         7.20%, 11/3/03                                 720,000
                                 Sprint Capital Corp.,
Baa1               1,000         7.125%, 1/30/06                              1,006,870
                                 Sun Microsystems Inc., Senior Note,
Baa1                 550         7.00%, 8/15/02                                 559,433
                                 Telefonica Europe,
A2                 1,100         7.35%, 9/15/05                               1,144,000
                                 Tenneco Packaging, Inc.,
Baa3               1,000         7.20%, 12/15/05                                957,730
                                 TRW, Inc.,
Baa2                 300         7.625%, 3/15/06                                310,203
                                 Union Pacific Corp.,
Baa3               1,000         7.60%, 5/1/05                                1,054,430
                                 USX Marathon Group,
Baa1               1,000         7.20%, 2/15/04                               1,031,190
                                 Utilicorp United, Inc.,
Baa3                 300         7.00%, 7/15/04                                 303,219
                                 Verizon Global Fund Corp.,
A1                 2,000         6.75%, 12/1/05                               2,052,410
                                 Vodafone Airtouch PLC,
A2                 1,300         7.625%, 2/15/05                              1,366,482

    10                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating*         (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Worldcom, Inc.,
A3                $2,000         6.50%, 5/15/04                          $    2,003,200
                                                                         --------------
                                 Total corporate bonds (cost
                                  $84,652,343)                               86,157,862
                                                                         --------------
-----------------------------------------------------------------------------------
U.S. Government Securities  2.0%
                                 United States Treasury Notes,
                     740         4.25%, 5/31/03                                 739,771
                     380         4.625%, 5/15/06                                374,775
                     845         5.75%, 11/15/05                                865,457
                                                                         --------------
                                 Total U.S. Gov't Securities
                                  (cost $1,997,185)                           1,980,003
                                                                         --------------
                                 Total long-term investments
                                  (cost $86,649,528)                         88,137,865
                                                                         --------------
SHORT-TERM INVESTMENTS  9.6%
-----------------------------------------------------------------------------------
Corporate Bonds  8.5%
                                 BankBoston Corp., Medium Term Note,
A2                   500         6.125%, 3/15/02                                505,490
                                 Capital One Bank,
Baa2               2,500         7.08%, 10/30/01                              2,508,150
                                 CMS Energy Corp.,
Ba3                  500         8.00%, 7/1/01                                  500,000
                                 Cox Enterprises, Inc.,
Baa1                 300         6.625%, 6/14/02                                303,855
                                 CSX Corp., Medium Term Note,
Baa2               2,000         5.85%, 9/17/01                               2,005,420
                                 Qwest Capital Funding,
Baa1               1,060         6.875%, 8/15/01                              1,062,226
                                 Telecom de Puerto Rico,
Baa1               1,500         6.15%, 5/15/02                               1,510,073
                                                                         --------------
                                 Total corporate bonds
                                  (cost $8,350,518)                           8,395,214
                                                                         --------------

    See Notes to Financial Statements                                     11

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

                Shares           Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
Money Market  1.1%
                                 Prudential Core Investment
                                  Fund-Taxable
                                  Money Market Series (Note 3)
                   1,055         (cost $1,054,794)                       $    1,054,794
                                                                         --------------
                                 Total short-term investments
                                  (cost $9,405,312)                           9,450,008
                                                                         --------------
                                 Total Investments  98.6%
                                  (cost $96,054,840; Note 4)                 97,587,873
                                 Other assets in excess of
                                  liabilities  1.4%                           1,399,005
                                                                         --------------
                                 Net Assets  100%                        $   98,986,878
                                                                         --------------
                                                                         --------------

------------------------------
* The Fund's current Prospectus contains a description of Moody's rating.
(a) Pledged as initial margin for financial futures contracts.
L.P.--Limited Partnership.
LLC--Limited Liability Corporation.
PLC--Public Limited Company.
NV--Naamiuze Vennoostschap (Dutch Company).
    12                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of June 30, 2001 (Unaudited) Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of June 30, 2001 was as follows:

Financial Services...........................................   18.4%
Electrical Utilities.........................................   11.3
Telephones...................................................   10.4
Aerospace/Defense............................................    5.2
Paper........................................................    4.2
Cellular Communications......................................    3.4
Gas Distribution.............................................    3.2
Transportation-Road & Rail...................................    3.1
Retail.......................................................    3.1
Foods........................................................    3.0
Private Placement............................................    2.6
Oil & Gas....................................................    2.5
Commercial Services..........................................    2.4
Medical Products & Services..................................    2.0
U.S. Government Securities...................................    2.0
Entertainment................................................    2.0
Aluminum.....................................................    2.0
Real Estate-Developers.......................................    1.3
Beverages....................................................    1.3
Money Market.................................................    1.1
Oil & Gas-Production/Pipeline................................    1.1
Life Insurance...............................................    1.1
Insurance....................................................    1.1
Steel-Producers..............................................    1.0
Machinery....................................................    1.0
Hotel/Motel..................................................    1.0
Hospitals/Healthcare.........................................    1.0
Diversified Operations.......................................    1.0
Containers & Packaging.......................................    1.0
Chemicals....................................................    1.0
Airlines.....................................................    1.0
Consumer Products............................................    0.6
Computers....................................................    0.6
Banks........................................................    0.5
Telecommunications Equipment.................................    0.4
Casinos......................................................    0.4
Automobiles & Auto Parts.....................................    0.3
                                                               -----
                                                                98.6
Other assets in excess of liabilities........................    1.4
                                                               -----
                                                               100.0%
                                                              -----
                                                              -----

    See Notes to Financial Statements                                     13

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities (Unaudited)

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $96,054,840)                          $  97,587,873
Cash                                                                     32,886
Receivable for Investments sold                                       1,996,739
Interest receivable                                                   1,678,340
Receivable for Fund shares sold                                         121,541
Other assets                                                              2,405
                                                                -----------------
      Total assets                                                  101,419,784
                                                                -----------------
LIABILITIES
Payable for Investments purchased                                     1,996,660
Payable for Fund shares reacquired                                      164,087
Dividends payable                                                       151,125
Accrued expenses                                                         57,003
Management fee payable                                                   32,343
Distribution fee payable                                                 25,279
Payable to broker--variation margin                                       6,409
                                                                -----------------
      Total liabilities                                               2,432,906
                                                                -----------------
NET ASSETS                                                        $  98,986,878
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      87,236
   Paid-in capital in excess of par                                 109,058,482
                                                                -----------------
                                                                    109,145,718
   Undistributed net investment income                                   77,114
   Accumulated net realized loss on investments                     (11,785,002)
   Net unrealized appreciation on investments                         1,549,048
                                                                -----------------
Net assets at June 30, 2001                                       $  98,986,878
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  June 30, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($75,261,884 / 6,633,061 shares of common stock issued
      and outstanding)                                                   $11.35
   Maximum sales charge (3.25% of offering price)                           .38
                                                                -----------------
   Maximum offering price to public                                      $11.73
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($13,567,215 / 1,196,216 shares of common stock
      issued and outstanding)                                            $11.34
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($2,307,555
      / 203,465 shares of common stock issued and
      outstanding)                                                       $11.34
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.45
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,850,224 / 690,815 shares of common stock
      issued and outstanding)                                            $11.36
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 3,268,189
                                                                -----------------
Expenses
   Management fee                                                      190,419
   Distribution fee--Class A                                            90,675
   Distribution fee--Class B                                            53,372
   Distribution fee--Class C                                             7,777
   Transfer agent's fees and expenses                                   84,000
   Custodian's fees and expenses                                        42,000
   Reports to shareholders                                              27,000
   Legal fees and expenses                                              22,000
   Registration fees                                                    17,000
   Audit fee                                                            12,000
   Directors' fees and expenses                                          5,000
   Miscellaneous                                                         3,200
                                                                -----------------
      Total expenses                                                   554,443
                                                                -----------------
Net investment income                                                2,713,746
                                                                -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
   Investment transactions                                             176,939
   Financial futures contracts                                         305,594
                                                                -----------------
                                                                       482,533
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       1,169,814
   Financial futures contracts                                        (186,720)
                                                                -----------------
                                                                       983,094
                                                                -----------------
Net gain on investments                                              1,465,627
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 4,179,373
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended                Ended
                                               June 30, 2001      December 31, 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   2,713,746        $   5,704,962
   Net realized gain (loss) on investment
      transactions                                   482,533           (2,107,051)
   Net change in unrealized appreciation
      (depreciation) on investments                  983,094            3,647,362
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              4,179,373            7,245,273
                                             -----------------    -----------------
Dividends from net investment income (Note
   1)
      Class A                                     (2,092,521)          (4,423,825)
      Class B                                       (375,315)            (936,485)
      Class C                                        (54,614)            (100,194)
      Class Z                                       (191,296)            (244,458)
                                             -----------------    -----------------
                                                  (2,713,746)          (5,704,962)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Note 5)
   Net proceeds from shares subscribed            38,557,920           23,561,384
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                    1,910,645            4,064,360
   Cost of shares reacquired                     (37,854,871)         (48,113,946)
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      from Fund share transactions                 2,613,694          (20,488,202)
                                             -----------------    -----------------
Total increase (decrease)                          4,079,321          (18,947,891)
NET ASSETS
Beginning of period                               94,907,557          113,855,448
                                             -----------------    -----------------
End of period(a)                               $  98,986,878        $  94,907,557
                                             -----------------    -----------------
                                             -----------------    -----------------
(a) Includes undistributed net investment
income of                                      $      77,114        $      77,114
                                             -----------------    -----------------

    See Notes to Financial Statements                                     17

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited)

      Prudential Short-Term Corporate Bond Fund (the 'Fund'), formerly known as Prudential Structured Maturity Fund, Inc., is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the 'Portfolio') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

      Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Portfolio.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      Effective January 1, 2001, the AICPA Audit and Accounting Guide for Investment Companies requires the amortization of discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of adopting this principle is not material to the financial statements and therefore no reclassifications were recorded to the financial statements.
    18

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value. Under a variety of circumstances, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Federal Income Taxes:    It is the Portfolio's policy to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Portfolio declares daily and pays
monthly dividends from net investment income. Distributions from net capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment
                                                                          19

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective March 31, 2001 PIC changed its name to Prudential Investment Management Inc. ('PIM').

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the six months ended June 30, 2001.

      PIMS has advised the Portfolio that it received approximately $14,100 and $4,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the six months ended June 30, 2001. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Portfolio that during the six months ended June 30, 2001, it received approximately $17,400 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIM and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('The Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement with an unaffiliated lender. The
    20

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

maximum commitment under the SCA was $1 billion. Interest on any such borrowings was at market rates. The purpose of the agreement was to serve as an alternative source of funding for capital share redemptions. The Funds paid a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee was accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Funds entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximum commitment under the amended SCA is $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2001, the Fund incurred fees of approximately $71,900 for the services of PMFS. As of June 30, 2001, approximately $12,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Portfolio invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the six months ended June 30, 2001, the Portfolio earned income of approximately $44,000 from the Series by investing their excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2001 aggregated $119,959,372 and $114,411,007, respectively.
                                                                          21

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

      During the six months ended June 30, 2001, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2001 are as follows:

                                                   Value at        Value at
Number of                         Expiration       June 30,         Trade          Unrealized
Contracts           Type             Date            2000            Date         Appreciation
---------     ----------------    -----------    ------------     ----------     ---------------
               Long Position:
    41          5-yr. T-Note      Sept. '01       $4,237,093      $4,221,078        $  16,015
                                                                                 ---------------
                                                                                 ---------------

      The cost basis of investments for federal income tax purposes at June 30, 2001 was $96,060,237 and accordingly, net unrealized appreciation for the United States tax purposes was $1,527,636 (gross unrealized appreciation--$2,025,702; gross unrealized depreciation--$498,066).

      For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 2000 of approximately $11,701,210, of which $5,082,209 expires in 2002, and $3,149,332 expires in 2004, and $1,537,080 expires in 2007, and $1,932,589 expires in 2008. In addition, the Fund will elect to treat net capital losses of approximately $364,000 incurred in the two month period ended December 31, 2000 as having been incurred in the current fiscal year. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 5. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
    22

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

      There are 500 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2001:
Shares sold                                                   1,769,284    $ 20,049,796
Shares issued in reinvestment of dividends                      126,602       1,435,191
Shares reacquired                                            (1,966,861)    (22,299,565)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (70,975)       (814,578)
Shares issued upon conversion from Class B                      218,475       2,479,816
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   147,500    $  1,665,238
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,213,617    $ 13,383,099
Shares issued in reinvestment of dividends                      282,592       3,111,972
Shares reacquired                                            (3,254,650)    (35,824,111)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,758,441)    (19,329,040)
Shares issued upon conversion from Class B                      475,835       5,238,405
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,282,606)   $(14,090,635)
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                     284,365    $  3,226,398
Shares issued in reinvestment of dividends                       22,770         257,923
Shares reacquired                                              (230,852)     (2,612,739)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     76,283         871,582
Shares reacquired upon conversion into Class A                 (218,668)     (2,479,816)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (142,385)   $ (1,608,234)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     340,623    $  3,749,678
Shares issued in reinvestment of dividends                       57,685         634,650
Shares reacquired                                              (612,263)     (6,725,832)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (213,955)     (2,341,504)
Shares reacquired upon conversion into Class A                 (475,946)     (5,238,405)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (689,901)   $ (7,579,909)
                                                             ----------    ------------
                                                             ----------    ------------

                                                                          23

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended June 30, 2001:
Shares sold                                                     132,573    $  1,500,514
Shares issued in reinvestment of dividends                        3,323          37,677
Shares reacquired                                               (84,443)       (954,368)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    51,453    $    583,823
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                      46,617    $    513,148
Shares issued in reinvestment of dividends                        7,539          82,944
Shares reacquired                                              (101,039)     (1,111,585)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (46,883)   $   (515,493)
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Six months ended June 30, 2001:
Shares sold                                                   1,219,884    $ 13,781,212
Shares issued in reinvestment of dividends                       15,847         179,854
Shares reacquired                                            (1,062,502)    (11,988,199)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   173,229    $  1,972,867
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 2000:
Shares sold                                                     536,070    $  5,915,459
Shares issued in reinvestment of dividends                       21,292         234,794
Shares reacquired                                              (406,024)     (4,452,418)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   151,338    $  1,697,835
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Short-Term Corporate Bond Fund       Income Portfolio

 Financial
           Highlights

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 11.17
                                                                    --------
Income from investment operations:
Net investment income                                                    .32
Net realized and unrealized gain (loss) on investment
   transactions                                                          .18
                                                                    --------
      Total from investment operations                                   .50
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.32)
Dividends in excess of net investment income                              --
                                                                    --------
      Total distributions                                               (.32)
                                                                    --------
Net asset value, end of period                                       $ 11.35
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             4.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $75,262
Average net assets (000)                                             $73,142
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.10%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .85%(b)
   Net investment income                                                5.77%(b)
For Class A, B, C and Z shares:
   Portfolio turnover                                                    139%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
    26                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                              Class A
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  10.99             $  11.42             $  11.35             $  11.36             $  11.63
    --------             --------             --------             --------             --------
         .64                  .62                  .68                  .74                  .73
         .18                 (.43)                  07                  .01                 (.25)
    --------             --------             --------             --------             --------
         .82                  .19                  .75                  .75                  .48
    --------             --------             --------             --------             --------
        (.64)                (.62)                (.68)                (.74)                (.73)
          --                   --                   --                 (.02)                (.02)
    --------             --------             --------             --------             --------
        (.64)                (.62)                (.68)                (.76)                (.75)
    --------             --------             --------             --------             --------
    $  11.17             $  10.99             $  11.42             $  11.35             $  11.36
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        7.65%                1.72%                6.81%                6.81%                4.32%
    $ 72,467             $ 85,360             $ 85,213             $ 65,431             $ 77,031
    $ 76,619             $ 86,025             $ 73,382             $ 70,899             $ 81,745
        1.07%                1.02%                 .81%                 .94%                 .86%
         .82%                 .77%                 .71%                 .84%                 .76%
        5.77%                5.56%                5.98%                6.51%                6.38%
         171%                 168%                 301%                 180%                 170%

    See Notes to Financial Statements                                     27

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 11.17
                                                                    --------
Income from investment operations:
Net investment income                                                    .29
Net realized and unrealized gain (loss) on investment
   transactions                                                          .17
                                                                    --------
      Total from investment operations                                   .46
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.29)
Dividends in excess of net investment income                              --
                                                                    --------
      Total distributions                                               (.29)
                                                                    --------
Net asset value, end of period                                       $ 11.34
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN(a):                                             4.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $13,567
Average net assets (000)                                             $14,350
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.60%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .85%(b)
   Net investment income                                                5.27%(b)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
    28                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  10.98             $  11.41             $  11.35             $  11.36             $  11.63
----------------     ----------------     ----------------     ----------------     ----------------
         .58                  .56                  .61                  .67                  .65
         .19                 (.43)                 .06                  .01                 (.25)
----------------     ----------------     ----------------     ----------------     ----------------
         .77                  .13                  .67                  .68                  .40
----------------     ----------------     ----------------     ----------------     ----------------
       (0.58)                (.56)                (.61)                (.67)                (.65)
          --                   --                   --                 (.02)                (.02)
----------------     ----------------     ----------------     ----------------     ----------------
       (0.58)                (.56)                (.61)                (.69)                (.67)
----------------     ----------------     ----------------     ----------------     ----------------
    $  11.17             $  10.98             $  11.41             $  11.35             $  11.36
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        7.21%                1.21%                6.03%                6.13%                3.64%
    $ 14,950             $ 22,281             $ 39,694             $ 71,030             $ 94,490
    $ 17,787             $ 29,870             $ 56,913             $ 81,673             $106,224
        1.57%                1.52%                1.46%                1.59%                1.51%
         .82%                 .77%                 .71%                 .84%                 .76%
        5.26%                5.03%                5.36%                5.87%                5.73%

    See Notes to Financial Statements                                     29

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 11.17
                                                                     -------
Income from investment operations:
Net investment income                                                    .29
Net realized and unrealized gain (loss) on investment
   transactions                                                          .17
                                                                     -------
      Total from investment operations                                   .46
                                                                     -------
Less distributions:
Dividends from net investment income                                    (.29)
Dividends in excess of net investment income                              --
                                                                     -------
      Total distributions                                               (.29)
                                                                     -------
Net asset value, end of period                                       $ 11.34
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             4.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 2,308
Average net assets (000)                                             $ 2,091
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.60%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .85%(b)
   Net investment income                                                5.27%(b)

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
    30                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------
                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
     $10.98               $11.41               $11.35               $11.36               $11.63
    -------              -------              -------              -------              -------
        .58                  .57                  .61                  .67                  .65
        .19                 (.43)                 .06                  .01                 (.25)
    -------              -------              -------              -------              -------
        .77                  .14                  .67                  .68                  .40
    -------              -------              -------              -------              -------
       (.58)                (.57)                (.61)                (.67)                (.65)
         --                   --                   --                 (.02)                (.02)
    -------              -------              -------              -------              -------
       (.58)                (.57)                (.61)                (.69)                (.67)
    -------              -------              -------              -------              -------
     $11.17               $10.98               $11.41               $11.35               $11.36
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       7.21%                1.21%                6.03%                6.13%                3.64%
     $1,698               $2,185               $1,507               $1,314               $1,396
     $1,902               $1,767               $1,351               $1,329               $1,270
       1.57%                1.52%                1.46%                1.59%                1.51%
        .82%                 .77%                 .71%                 .84%                 .76%
       5.27%                5.10%                5.36%                5.87%                5.73%

    See Notes to Financial Statements                                     31

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                Six Months Ended
                                                                  June 30, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                 $ 11.19
                                                                     -------
Income from investment operations:
Net investment income                                                    .33
Net realized and unrealized gain (loss) on investment
   transactions                                                          .17
                                                                     -------
      Total from investment operations                                   .50
                                                                     -------
Less distributions:
Dividends from net investment income                                    (.33)
Dividends in excess of net investment income                              --
                                                                     -------
      Total distributions                                               (.33)
                                                                     -------
Net asset value, end of period                                       $ 11.36
                                                                     -------
                                                                     -------
TOTAL INVESTMENT RETURN(a):                                             4.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 7,850
Average net assets (000)                                             $ 6,415
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .85%(b)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .85%(b)
   Net investment income                                                6.01%(b)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Figures are actual and are not rounded to the nearest thousand.
    32                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights (Unaudited) Cont'd.

                               Class Z
----------------------------------------------------------------------
           Year Ended December 31,                December 16, 1996(c)
---------------------------------------------           Through
    2000          1999       1998       1997       December 31, 1996
----------------------------------------------------------------------------
   $11.00        $11.42     $11.35     $11.37            $11.41
------------     ------     ------     ------           -------
      .67           .65        .69        .77               .09
      .19          (.42)       .07        .02              (.02)
------------     ------     ------     ------           -------
      .86           .23        .76        .79               .07
------------     ------     ------     ------           -------
     (.67)         (.65)      (.69)      (.77)             (.09)
       --            --         --       (.04)             (.02)
------------     ------     ------     ------           -------
     (.67)         (.65)      (.69)      (.81)             (.11)
------------     ------     ------     ------           -------
   $11.19        $11.00     $11.42     $11.35            $11.37
------------     ------     ------     ------           -------
------------     ------     ------     ------           -------
     8.01%         2.07%      6.92%      7.01%              .59%
   $5,793        $4,029     $4,614     $  784            $  200(d)
   $4,036        $2,833     $1,748     $  313            $  200(d)
      .82%          .77%       .71%       .84%              .76%(b)
      .82%          .77%       .71%       .84%              .76%(b)
     6.06%         5.84%      6.03%      6.71%             6.48%(b)

    See Notes to Financial Statements                                     33

Prudential Short-Term Corporate Bond Fund, Inc.  Income Portfolio

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
  Small Capitalization Growth Fund
  Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund*
Strategic Partners New Era Growth Fund*
Strategic Partners Focused Value Fund*

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Special Money Market Fund, Inc.

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

* Not currently exchangeable with the Prudential mutual funds.

Prudential Short-Term Corporate Bond Fund, Inc.  Income Portfolio

        Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge-- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

           www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
---------------------------------------
Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022
---------------------------------------
Fund Symbols        NASDAQ      CUSIP
  Class A           PBSMX     74437L101
  Class B           PSMBX     74437L200
  Class C           PIFCX     74437L309
  Class Z           PIFZX     74437L408

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

MF140E2  74437L101  74437L200  74437L309  74437L408

(LOGO) Printed on Recycled Paper